UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2008
VERIFONE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32465	04-3692546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices with zip code)
(408) 232-7800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
          (b), (c) On August 19, 2008, VeriFone Holdings, Inc. (the “Registrant”) announced that its Board of Directors had appointed Clinton Knowles to serve as its interim chief financial officer, effective immediately. Mr. Knowles succeeds Barry Zwarenstein who, pursuant to the terms of his separation agreement, resigned as VeriFone’s chief financial officer today. Mr. Knowles will act as the Registrant’s interim chief financial officer until such time as the Registrant completes its ongoing search for a chief financial officer and appoints a permanent chief financial officer.
          Mr. Knowles, age 61, has been a partner with Tatum, LLC (“Tatum”) since 2001, and has previously served as vice president, chief financial officer, controller and treasurer for companies in the manufacturing, distribution, retail, technology, mining and food processing industries both in the United States and internationally, including Oracle Corporation, Covey Leadership Center and Totes, Inc. Mr. Knowles holds an MBA from Harvard Business School and a BBA from the University of Michigan.
          Mr. Knowles has no reportable transactions under Item 404(a) of Regulation S-K.
          Mr. Knowles provides services to the Registrant pursuant to an Executive Services Agreement, dated May 15, 2008 (the “Executive Services Agreement”), between Tatum and the Registrant. Under the terms of the Executive Services Agreement, the Registrant pays Mr. Knowles a salary of $24,500 a month and pays Tatum a fee of $10,500 per month for each month that Mr. Knowles is employed by the Registrant. An annualized cash bonus of up to $60,000 may also be earned based upon the achievement of certain operating objectives by the Company. 70% of such bonus shall be payable to Mr. Knowles and 30% of such bonus shall be payable to Tatum. Mr. Knowles will also be reimbursed by the Registrant for his temporary living expenses as well his expenses for commuting to the Registrant’s offices in San Jose, California. Mr. Knowles will not receive any benefits under the Registrant’s health insurance plans. However, Mr. Knowles will be entitled to participate in the Registrant’s 401(k) plan. The foregoing description of the Executive Services Agreement does not purport to be complete and is qualified in its entirety by reference to the Executive Services Agreement, which is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.
          Mr. Knowles also entered into an indemnification agreement with the Registrant in the form attached as Exhibit 10.2 hereto and is entitled to indemnification under the provisions of the Registrant’s Certificate of Incorporation.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are furnished as part of this Report on Form 8-K:
10.1	Executive Services Agreement, dated May 15, 2008, between VeriFone and Tatum, LLC

10.2	Form of Indemnification Agreement*

99.1	Press Release of the Registrant dated August 19, 2008.

*	Filed as an exhibit to Amendment No. 5 to the Registrant’s Registration Statement on Form S-1 (File No. 333-121947), filed April 29, 2005 and incorporated herein by reference.

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SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE HOLDINGS, INC.
Date: August 19, 2008	By:	/s/ Douglas G. Bergeron
Douglas G. Bergeron
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Executive Services Agreement, dated May 15, 2008, between VeriFone and Tatum, LLC

10.2	Form of Indemnification Agreement*

99.1	Press Release of the Registrant dated August 19, 2008.

*	Filed as an exhibit to Amendment No. 5 to the Registrant’s Registration Statement on Form S-1 (File No. 333-121947), filed April 29, 2005 and incorporated herein by reference.

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